                                                                EXHIBIT (c)(3)


                            AMENDMENT NUMBER TWO TO
               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER


         THIS AMENDMENT NUMBER TWO TO AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this "Amendment") is made and entered into as of this 10th day of March, 1998, by and among Frank E. Best, Inc., a Delaware corporation ("FEB"), Best Universal Lock Co., a Delaware corporation ("BUL"), Best Lock Corporation, a Delaware corporation ("BLC" and, together with FEB and BUL, the "Companies"), Webco One, Inc., a Delaware corporation ("W1"), Webco Two, Inc., a Delaware corporation ("W2"), Webco Three, Inc., a Delaware corporation ("W3" and, together with W1 and W2, the "Merger Subs"), and Walter E. Best Company, Inc., an Indiana corporation ("Webco").

                                R E C I T A L S

         A. The Companies, the Merger Subs and Webco previously entered into an Amended and Restated Agreement and Plan of Merger, dated as of December 1, 1997, which was amended on January 29, 1998 (as so amended, the "Merger Agreement"), pursuant to which, among other things, W1 will be merged with and into FEB, W2 will be merged with and into BUL and W3 will be merged with and into BLC.

         B. The Companies, the Merger Subs and Webco have determined that there are certain typographical errors in the Exhibits to the Merger Agreement and desire to amend the Merger Agreement as specifically provided for herein to correct such errors.

         C. NOW, THEREFORE, in consideration of the mutual promises and agreements of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS

         1. Amendments. Exhibits A-1, A-2 and A-3 to the Merger Agreement are hereby deleted and replaced in their entirety by Exhibits A-1, A-2 and A-3, attached hereto.

         2. Merger Agreement in Full Force. Except as herein amended, the Merger Agreement shall remain unchanged and in full force and effect and is hereby satisfied, approved and confirmed in all respects.

         3. References. After the date hereof, all references in the Merger Agreement to "Agreement", "hereof", "herein", or similar terms shall refer to the Merger Agreement as amended hereby.

         4. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Companies, the Merger Subs, Webco and their respective successors and assigns.

         5. Governing Law. This Amendment shall be governed by and in accordance with the internal laws, and not the laws of conflict, of the State of Delaware.

         IN WITNESS WHEREOF, Webco, the Merger Subs and the Companies have caused this Amendment to be signed as of the date first written above.

                                        FRANK E. BEST, INC.

                                        By: /s/ Russell C. Best
                                            -------------------
                                        Name:    Russell C. Best
                                        Title:   President

                                        BEST UNIVERSAL LOCK CO.

                                        By: /s/ Russell C. Best
                                        Name:    Russell C. Best
                                            -------------------
                                        Title:   President

                                        BEST LOCK CORPORATION

                                        By: /s/ Russell C. Best
                                            -------------------
                                        Name:    Russell C. Best
                                        Title:   President

                                        WALTER E. BEST COMPANY, INC.

                                        By: /s/ Russell C. Best
                                            -------------------
                                        Name:    Russell C. Best
                                        Title:   President

                                        WEBCO ONE, INC.

                                        By: /s/ Russell C. Best
                                            -------------------
                                        Name:    Russell C. Best
                                        Title:   President

                                        WEBCO TWO, INC.

                                        By: /s/ Russell C. Best
                                            -------------------
                                        Name:    Russell C. Best
                                        Title:   President

                                        WEBCO THREE, INC.

                                        By: /s/ Russell C. Best
                                            -------------------
                                        Name:    Russell C. Best
                                        Title:   President

                                   EXHIBIT A-1

         The Certificate of Incorporation of Frank E. Best, Inc. shall be amended in its entirety as follows:

         1. Corporate Name. The name of the corporation (hereinafter, the "Corporation") is Frank E. Best, Inc.

         2. Registered Office and Agent. The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

         3. Purposes. The nature of the business of the Corporation and the objects or purposes to be transacted, promoted, conducted or carried on by it are as follows:

         To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         4. Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is One Thousand (1,000) shares of Common Stock, each with a par value of One Cent ($0.01) per share (hereinafter, the "Capital Stock"). The rights and qualifications, limitations or restrictions of the shares of Capital Stock are as follows:

         (a) Voting Rights. Except as may otherwise be provided by applicable law, each share of Common Stock shall be entitled to vote as one class for election of directors and on all other matters which may be submitted to a vote of stockholders of the Corporation.

         (b) Dividends. Dividends may be declared from time to time on the Common Stock at the discretion of the board of directors of the Corporation and in accordance with the provisions of the General Corporation Law of the State of Delaware.

         (c) Additional Issuances. At any time and from time to time while shares of Common Stock are outstanding, the Corporation may create one or more series or one or more classes of capital stock senior to or on a parity with the shares of Common Stock in payment of dividends or upon liquidation, dissolution or winding up.

         5. Name and Address of Incorporator. The name and address of the incorporator of the Corporation is Gregg A. Dykstra, 6161 E. 75th Street, Indianapolis, Indiana 46250.

         6. Additional Provisions. For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, the following additional provisions are set forth and made a part of this Certificate of Incorporation:

         (a) The number of directors which shall constitute the whole board of directors of the Corporation shall be fixed by, or in the manner provided in, the by-laws of the Corporation, but such number may from time to time be increased or decreased in such manner as may be prescribed by the by-laws. The election of directors need not be by ballot.

         (b) In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors of the Corporation is expressly authorized and empowered:

             (1) to make, alter, amend and repeal the by-laws of the Corporation, except as otherwise provided or permitted under the General Corporation Law of the State of Delaware and except that any by-law which, in accordance with the provisions of the by-laws, may be altered, amended or repealed only by the stockholders may not be altered, amended or repealed by the directors;

             (2) subject to the applicable provisions of the by-laws then in effect, to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right, except as conferred by the laws of the State of Delaware, to inspect any account or book or document of the Corporation unless and until authorized so to do by resolution of the board of directors or the stockholders of the Corporation;

             (3) without the assent or vote of the stockholders of the Corporation, to authorize and issue obligations of the Corporation, secured or unsecured, to include therein such provisions as to redeemability, convertibility or otherwise, as the board of directors, in its sole discretion, may determine, and to authorize the mortgaging or pledging, as security therefor, of any property of the Corporation, real or personal, including after-acquired property;

             (4) to determine whether any, and if any, what part, of the surplus of the Corporation or, in the event there shall be no such surplus, of the net profits of the Corporation for the then current fiscal year or the then immediately preceding fiscal year shall be declared in dividends and paid to the stockholders, and to direct and determine the use and disposition of any such surplus or such net profits;

             (5) to fix from time to time the amount of profits of the Corporation to be reserved as working capital or for any other lawful purpose;

             (6) to establish bonus, profit-sharing or other types of incentive or compensation plans for employees (including officers and directors) of the Corporation and to fix the amount of profits to be distributed or shared and to determine the persons to participate in any such plans and the amounts of their respective participation.

    In addition to the powers and authorities hereinbefore or by statute expressly conferred upon it, the board of directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware and the Certificate of Incorporation and the by-laws of the Corporation.

         (c) Any director or any officer elected or appointed by the stockholders or by the board of directors may be removed at any time in such manner as shall be provided in the by-laws of the Corporation.

         (d) Subject to any limitations in the by-laws of the Corporation, the members of the board of directors shall be entitled to reasonable fees, salaries or other compensation for their services and to reimbursement for their expenses as such members. Nothing contained herein shall preclude any director from serving the Corporation, or any subsidiary or affiliated corporation, in any other capacity and receiving proper compensation therefor.

         (e) If the by-laws of the Corporation so provide, the stockholders and board of directors of the Corporation shall have power to hold their meetings, to have an office or offices and to keep the books of the Corporation, subject to the provisions of the laws of the State of Delaware, outside the State of Delaware at such place or places as may from time to time be designated by the board of directors.

         (f) Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation, as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

         7. Indemnification and Insurance. The board of directors of the Corporation may, by resolution adopted from time to time, indemnify such persons as permitted by the General Corporation Law of the State of Delaware as amended from time to time. The board of directors of the Corporation may, by resolution adopted from time to time, purchase and maintain insurance on behalf of such persons as permitted by the General Corporation Law of the State of Delaware as amended from time to time.

         8. Liability of Directors. No directors of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification. Nothing herein shall limit or otherwise affect the obligation or right of the Corporation to indemnify its directors pursuant to the provisions of this Certificate of Incorporation, the by-laws of the Corporation or as may be permitted by the General Corporation Law of the State of Delaware.

         9. Amendment. Any of the provisions of this Certificate of Incorporation may from time to time be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this
Section 9.

                                 EXHIBIT A-2

        The Certificate of Incorporation of Best Universal Lock Co. shall be amended in its entirety as follows:

        1. Corporate Name. The name of the corporation (hereinafter, the "Corporation") is Best Universal Lock Co.

        2. Registered Office and Agent. The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

        3. Purposes. The nature of the business of the Corporation and the objects or purposes to be transacted, promoted, conducted or carried on by it are as follows:

        To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

        4. Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is One Thousand (1,000) shares of Common Stock, each with a par value of One Cent ($0.01) per share (hereinafter, the "Capital Stock"). The rights and qualifications, limitations or restrictions of the shares of Capital Stock are as follows:

        (a) Voting Rights. Except as may otherwise be provided by applicable law, each share of Common Stock shall be entitled to vote as one class for election of directors and on all other matters which may be submitted to a vote of stockholders of the Corporation.

        (b) Dividends. Dividends may be declared from time to time on the Common Stock at the discretion of the board of directors of the Corporation and in accordance with the provisions of the General Corporation Law of the State of Delaware.

        (c) Additional Issuances. At any time and from time to time while shares of Common Stock are outstanding, the Corporation may create one or more series or one or more classes of capital stock senior to or on a parity with the shares of Common Stock in payment of dividends or upon liquidation, dissolution or winding up.

        5. Name and Address of Incorporator. The name and address of the incorporator of the Corporation is Gregg A. Dykstra, 6161 E. 75th Street, Indianapolis, Indiana 46250.

        6. Additional Provisions. For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, the following additional provisions are set forth and made a part of this Certificate of Incorporation:

        (a) The number of directors which shall constitute the whole board of directors of the Corporation shall be fixed by, or in the manner provided in, the by-laws of the Corporation, but such number may from time to time be increased or decreased in such manner as may be prescribed by the by-laws. The election of directors need not be by ballot.

        (b) In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors of the Corporation is expressly authorized and empowered:

                (1) to make, alter, amend and repeal the by-laws of the Corporation, except as otherwise provided or permitted under the General Corporation Law of the State of Delaware and except that any by-law which, in accordance with the provisions of the by-laws, may be altered, amended or repealed only by the stockholders may not be altered, amended or repealed by the directors;

                 (2) subject to the applicable provisions of the by-laws then in effect, to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right, except as conferred by the laws of the State of Delaware, to inspect any account or book or document of the Corporation unless and until authorized so to do by resolution of the board of directors or the stockholders of the Corporation;

                 (3) without the assent or vote of the stockholders of the Corporation, to authorize and issue obligations of the Corporation, secured or unsecured, to include therein such provisions as to redeemability, convertibility or otherwise, as the board of directors, in its sole discretion, may determine, and to authorize the mortgaging or pledging, as security therefor, of any property of the Corporation, real or personal, including after-acquired property;

                 (4) to determine whether any, and if any, what part, of the surplus of the Corporation or, in the event there shall be no such surplus, of the net profits of the Corporation for the then current fiscal year or the then immediately preceding fiscal year shall be declared in dividends and paid to the stockholders, and to direct and determine the use and disposition of any such surplus or such net profits;

                 (5) to fix from time to time the amount of profits of the Corporation to be reserved as working capital or for any other lawful purpose;

                 (6) to establish bonus, profit-sharing or other types of incentive or compensation plans for employees (including officers and directors) of the Corporation and to fix the amount of profits to be distributed or shared and to determine the persons to participate in any such plans and the amounts of their respective participation.

    In addition to the powers and authorities hereinbefore or by statute expressly conferred upon it, the board of directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware and the Certificate of Incorporation and the by-laws of the Corporation.

        (c) Any director or any officer elected or appointed by the stockholders or by the board of directors may be removed at any time in such manner as shall be provided in the by-laws of the Corporation.

        (d) Subject to any limitations in the by-laws of the Corporation, the members of the board of directors shall be entitled to reasonable fees, salaries or other compensation for their services and to reimbursement for their expenses as such members. Nothing contained herein shall preclude any director from serving the Corporation, or any subsidiary or affiliated corporation, in any other capacity and receiving proper compensation therefor.

        (e) If the by-laws of the Corporation so provide, the stockholders and board of directors of the Corporation shall have power to hold their meetings, to have an office or offices and to keep the books of the Corporation, subject to the provisions of the laws of the State of Delaware, outside the State of Delaware at such place or places as may from time to time be designated by the board of directors.

        (f) Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of
    Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation, as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

        7. Indemnification and Insurance. The board of directors of the Corporation may, by resolution adopted from time to time, indemnify such persons as permitted by the General Corporation Law of the State of Delaware as amended from time to time. The board of directors of the Corporation may, by resolution adopted from time to time, purchase and maintain insurance on behalf of such persons as permitted by the General Corporation Law of the State of Delaware as amended from time to time.

        8. Liability of Directors. No directors of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification. Nothing herein shall limit or otherwise affect the obligation or right of the Corporation to indemnify its directors pursuant to the provisions of this Certificate of Incorporation, the by-laws of the Corporation or as may be permitted by the General Corporation Law of the State of Delaware.

        9. Amendment. Any of the provisions of this Certificate of Incorporation may from time to time be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Section 9.

                                  EXHIBIT A-3

                 The Restated Certificate of Incorporation of Best Lock

Corporation shall be amended in its entirety as follows:


                 1. Corporate Name. The name of the corporation (hereinafter, the "Corporation") is Best Lock Corporation.

                 2. Registered Office and Agent. The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

                 3. Purposes. The nature of the business of the Corporation and the objects or purposes to be transacted, promoted, conducted or carried on by it are as follows:

                 To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                 4. Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is One Thousand (1,000) shares of Common Stock, each with a par value of One Cent ($0.01) per share (hereinafter, the "Capital Stock"). The rights and qualifications, limitations or restrictions of the shares of Capital Stock are as follows:

                 (a) Voting Rights. Except as may otherwise be provided by applicable law, each share of Common Stock shall be entitled to vote as one class for election of directors and on all other matters which may be submitted to a vote of stockholders of the Corporation.

                 (b) Dividends. Dividends may be declared from time to time on the Common Stock at the discretion of the board of directors of the Corporation and in accordance with the provisions of the General Corporation Law of the State of Delaware.

                 (c) Additional Issuances. At any time and from time to time while shares of Common Stock are outstanding, the Corporation may create one or more series or one or more classes of capital stock senior to or on a parity with the shares of Common Stock in payment of dividends or upon liquidation, dissolution or winding up.

                 5. Additional Provisions. For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, the following additional provisions are set forth and made a part of this Certificate of Incorporation:

                (a) The number of directors which shall constitute the whole board of directors of the Corporation shall be fixed by, or in the manner provided in, the by-laws of the Corporation, but such number may from time to time be increased or decreased in such manner as may be prescribed by the by-laws. The election of directors need not be by ballot.

                (b) In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors of the Corporation is expressly authorized and empowered:

                        (1) to make, alter, amend and repeal the by-laws of the Corporation, except as otherwise provided or permitted under the General Corporation Law of the State of Delaware and except that any by-law which, in accordance with the provisions of the by-laws, may be altered, amended or repealed only by the stockholders may not be altered, amended or repealed by the directors;

                        (2) subject to the applicable provisions of the by-laws then in effect, to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right, except as conferred by the laws of the State of Delaware, to inspect any account or book or document of the Corporation unless and until authorized so to do by resolution of the board of directors or the stockholders of the Corporation;

                        (3) without the assent or vote of the stockholders of the Corporation, to authorize and issue obligations of the Corporation, secured or unsecured, to include therein such provisions as to redeemability, convertibility or otherwise, as the board of directors, in its sole discretion, may determine, and to authorize the mortgaging or pledging, as security therefor, of any property of the Corporation, real or personal, including after-acquired property;

                        (4) to determine whether any, and if any, what part, of the surplus of the Corporation or, in the event there shall be no such surplus, of the net profits of the Corporation for the then current fiscal year or the then immediately preceding fiscal year shall be declared in dividends and paid to the stockholders, and to direct and determine the use and disposition of any such surplus or such net profits;

                        (5) to fix from time to time the amount of profits of the Corporation to be reserved as working capital or for any other lawful purpose;

                 (6) to establish bonus, profit-sharing or other types of incentive or compensation plans for employees (including officers and directors) of the Corporation and to fix the amount of profits to be distributed or shared and to determine the persons to participate in any such plans and the amounts of their respective participation.

In addition to the powers and authorities hereinbefore or by statute expressly conferred upon it, the board of directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware and the Certificate of Incorporation and the by-laws of the Corporation.

         (c) Any director or any officer elected or appointed by the stockholders or by the board of directors may be removed at any time in such manner as shall be provided in the by-laws of the Corporation.

         (d) Subject to any limitations in the by-laws of the Corporation, the members of the board of directors shall be entitled to reasonable fees, salaries or other compensation for their services and to reimbursement for their expenses as such members. Nothing contained herein shall preclude any director from serving the Corporation, or any subsidiary or affiliated corporation, in any other capacity and receiving proper compensation therefor.

         (e) If the by-laws of the Corporation so provide, the stockholders and board of directors of the Corporation shall have power to hold their meetings, to have an office or offices and to keep the books of the Corporation, subject to the provisions of the laws of the State of Delaware, outside the State of Delaware at such place or places as may from time to time be designated by the board of directors.

         (f) Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation, as consequence of such compromise or arrangement, the said compromise or arrangement




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


                 and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                 6. Indemnification and Insurance. The board of directors of the Corporation may, by resolution adopted from time to time, indemnify such persons as permitted by the General Corporation Law of the State of Delaware as amended from time to time. The board of directors of the Corporation may, by resolution adopted from time to time, purchase and maintain insurance on behalf of such persons as permitted by the General Corporation Law of the State of Delaware as amended from time to time.

                 7. Liability of Directors. No directors of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification. Nothing herein shall limit or otherwise affect the obligation or right of the Corporation to indemnify its directors pursuant to the provisions of this Certificate of Incorporation, the by-laws of the Corporation or as may be permitted by the General Corporation Law of the State of Delaware.

                 8. Amendment. Any of the provisions of this Certificate of Incorporation may from time to time be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Section 8.












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